CSFB

Credit Suisse First Boston

Home Equity Asset Trust 2006-1

DERIVED 12/02/05

$130,000,000

Classes M-1 through M-8

Mezzanine Certificates Offered

(Approximate)

$21,200,000

Classes B-1, B-2 & B-3

Subordinate Certificates Offered

(Approximate)

$781,600,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Excess Interest

The tables below show the Excess Interest at forward libor (Appendix) for the first six months, and forward libor plus 100 basis points for every period thereafter, at 100% of the Fisher Francis Prepayment Curve (FFPC – See Appendix).  The calculations assume running the deal to maturity, and the deal will not stepdown.

The amount of Excess Interest is equal to the collateral net interest less the interest accrued on each bond at the applicable pass-through rate, plus the net proceeds from the interest rate swap in the deal.

XS INTEREST - 100 FFPC
PERIOD	FWD LIBOR	PERIOD	FWD LIBOR	PERIOD	FWD LIBOR
1	3.40%	46	4.04%	91	4.17%
2	1.73%	47	3.92%	92	4.04%
3	1.75%	48	4.06%	93	4.09%
4	1.73%	49	3.89%	94	4.30%
5	1.74%	50	3.88%	95	4.20%
6	1.74%	51	4.32%	96	4.43%
7	1.74%	52	3.88%	97	4.34%
8	1.73%	53	4.05%	98	4.41%
9	1.73%	54	3.90%	99	4.96%
10	1.75%	55	4.02%	100	4.58%
11	1.73%	56	3.87%	101	4.81%
12	1.75%	57	3.87%	102	4.76%
13	1.73%	58	4.01%	103	5.00%
14	1.73%	59	3.97%	104	4.94%
15	1.81%	60	4.17%	105	5.04%
16	1.74%	61	3.99%	106	5.28%
17	1.77%	62	3.99%	107	5.30%
18	1.74%	63	4.50%	108	5.51%
19	1.77%	64	3.98%	109	5.49%
20	1.74%	65	4.15%	110	5.60%
21	1.73%	66	3.99%	111	6.08%
22	1.92%	67	4.17%	112	5.85%
23	3.74%	68	4.00%	113	6.10%
24	3.78%	69	3.99%	114	6.13%
25	3.69%	70	4.17%	115	6.36%
26	3.68%	71	4.00%	116	6.40%
27	3.81%	72	4.19%	117	6.54%
28	3.72%	73	4.02%	118	6.77%
29	4.02%	74	4.02%	119	6.68%
30	3.93%	75	4.37%	120	6.98%
31	3.99%	76	4.03%	121	7.08%
32	3.91%	77	3.88%	122	7.24%
33	3.90%	78	3.70%	123	7.52%
34	3.99%	79	3.89%	124	7.56%
35	3.99%	80	3.72%	125	7.75%
36	4.12%	81	3.72%	126	7.88%
37	3.95%	82	3.92%	127	8.09%
38	3.94%	83	3.79%	128	8.25%
39	4.35%	84	3.97%	129	8.44%
40	3.92%	85	3.79%	130	8.65%
41	4.10%	86	3.80%	131	8.85%
42	3.95%	87	4.35%	132	9.06%
43	4.08%	88	3.83%	133	9.13%
44	3.92%	89	4.07%
45	3.92%	90	3.94%

Net WAC

The tables below show the Net WAC at 20% libor with the collateral run at 100% FFPC.  The calculations assume running the deal to maturity, and the deal will not stepdown.

	Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)
1	9.34%	31	11.33%	61	11.01%	91	10.82%	121	10.63%
2	11.65%	32	12.09%	62	11.00%	92	10.82%	122	10.62%
3	12.04%	33	11.30%	63	11.37%	93	10.81%	123	10.97%
4	11.65%	34	11.66%	64	10.99%	94	11.16%	124	10.61%
5	12.03%	35	11.27%	65	11.36%	95	10.80%	125	10.95%
6	11.64%	36	11.63%	66	10.98%	96	11.15%	126	10.59%
7	11.64%	37	11.24%	67	10.98%	97	10.78%	127	10.59%
8	12.88%	38	11.22%	68	10.97%	98	10.78%	128	10.58%
9	11.63%	39	11.58%	69	10.97%	99	11.13%	129	10.57%
10	12.01%	40	11.20%	70	11.32%	100	10.76%	130	10.92%
11	11.61%	41	11.56%	71	10.95%	101	11.12%	131	10.56%
12	11.99%	42	11.17%	72	11.31%	102	10.75%	132	10.90%
13	11.60%	43	11.16%	73	10.94%	103	10.74%	133	10.55%
14	11.59%	44	12.34%	74	10.93%	104	10.74%
15	11.97%	45	11.14%	75	11.29%	105	10.73%
16	11.58%	46	11.50%	76	10.92%	106	11.08%
17	11.95%	47	11.12%	77	11.28%	107	10.72%
18	11.56%	48	11.48%	78	10.91%	108	11.07%
19	11.55%	49	11.10%	79	10.90%	109	10.71%
20	12.79%	50	11.09%	80	10.90%	110	10.70%
21	11.54%	51	11.45%	81	10.89%	111	11.05%
22	11.92%	52	11.07%	82	11.24%	112	10.69%
23	11.53%	53	11.43%	83	10.88%	113	11.03%
24	11.87%	54	11.06%	84	11.23%	114	10.67%
25	11.45%	55	11.05%	85	10.86%	115	10.67%
26	11.42%	56	12.23%	86	10.86%	116	10.66%
27	11.78%	57	11.04%	87	11.21%	117	10.65%
28	11.38%	58	11.40%	88	10.84%	118	11.00%
29	11.74%	59	11.02%	89	11.20%	119	10.64%
30	11.34%	60	11.39%	90	10.83%	120	10.99%

Appendix

100 FFPC
Period	CPR FRM	CPR ARM	Period	CPR FRM	CPR ARM
1	1.702533	3.175661	37	24.589550	41.090862
2	3.405067	5.912490	38	24.546900	39.905324
3	5.107600	8.649318	39	24.299850	38.719785
4	6.810133	11.385858	40	24.052800	37.534246
5	8.512667	14.122398	41	23.805750	36.840860
6	10.215200	16.799570	42	23.558700	36.317185
7	11.188133	18.444531	43	23.457650	35.793510
8	12.161067	20.089492	44	23.356600	35.269835
9	13.115600	21.733841	45	23.255550	34.746161
10	14.070133	23.378190	46	23.154500	34.222486
11	15.024667	25.022539	47	23.053450	33.698811
12	15.979200	29.011283	48	22.952400	33.201252
13	17.200667	28.855531	49	22.727250	32.784535
14	17.170933	28.656645	50	22.677300	32.367818
15	17.076800	28.457760	51	22.627350	31.951102
16	16.982667	28.258874	52	22.577400	31.534385
17	16.888533	28.059989	53	22.527450	31.117668
18	16.794400	27.869431	54	22.477500	30.700952
19	16.746267	27.608141	55	22.427550	30.284235
20	16.698133	27.346852	56	22.377600	29.867518
21	16.488600	27.043791	57	22.327650	29.450802
22	16.279067	26.740730	58	22.277700	29.034085
23	16.069533	26.437669	59	22.227750	28.617368
24	15.860000	27.512445	60	22.177800	28.228451
25	27.563450	63.522630	61	22.127850	28.228451
26	27.430900	59.590588	62	22.077900	28.228451
27	26.545150	55.188992	63	22.027950	28.228451
28	25.659400	50.787396	64	21.978000	28.228451
29	24.773650	46.385800	65	21.928050	28.228451
30	23.887900	43.103706	66	21.878100	28.228451
31	23.540150	41.757298	67	21.828150	28.228451
32	23.192400	40.410890	68	21.778200	28.228451
33	22.844650	39.064481	69	21.728250	28.228451
34	22.496900	37.718073	70	21.678300	28.228451
35	22.149150	36.371664	71	21.628350	28.228451
36	21.801400	36.266823	72	21.578400	28.228451
			Thereafter	21.578400	28.228451